Exhibit 10.7
CRONOS GROUP INC.
FIRST AMENDMENT TO THE AMENDED AND RESTATED STOCK OPTION PLAN

THIS FIRST AMENDMENT (the “First Amendment”) amending Cronos Group Inc.’s Amended and Restated Stock Option Plan (the “Plan”) shall be effective as of August 7, 2019.

WHEREAS the Company wishes to amend the Plan to add a new Schedule B as set forth herein (the “Amendments”);

AND WHEREAS the Board is permitted to make the Amendments pursuant to Section 9 of the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

ARTICLE 1 INTERPRETATION

1.1
This First Amendment is supplemental to the Plan and shall form one agreement with the Plan. The Plan and this First Amendment shall be read together and have effect as though all of the provisions thereof and hereof were contained in one instrument.

1.2	Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Plan.

ARTICLE 2 AMENDMENTS

2.1    Exhibit “A” to this First Amendment shall be incorporated into the Plan as Schedule B thereto.

Adopted by the Board of Directors of the Company on August 7, 2019.

Exhibit “A” SCHEDULE B
Cronos Group Inc.

ISRAELI PARTICIPANTS

(Applicable for Options granted to Israeli Participants)

1.	SCOPE.
1.1.    This Schedule B forms an integral part of the Plan and is to be read as a continuation of the Plan and only applies to Options granted to Israeli Participants.

2.	ISSUANCE OF OPTIONS.
2.1.    Israeli Participants that are Employees may only be granted Options pursuant to Section 102, and all other Israeli Participants may only be granted 3(i) Options.
2.2.    The Company may designate Options granted to Employees pursuant to Section 102 as Unapproved 102 Awards or Approved 102 Awards; provided that any grant of Approved 102 Awards shall be made not less than 30 days from the date that the Plan is submitted to the ITA and shall comply with Section 102.
2.3.    Approved 102 Awards may either be classified as Capital Gain Awards or Ordinary Income Awards.
2.4.    No Approved 102 Awards may be granted pursuant to the Plan to any eligible Employee unless and until the Company’s election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the “Election”) is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Award under the Plan and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Award it has elected, and shall apply to all Israeli Participants who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards simultaneously.
2.5.    All Approved 102 Awards must be held in trust by a Trustee registered on the name of the Trustee, as described in Section 3 below.
2.6.    For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102.

3.	TRUSTEE.
3.1.    The terms and conditions applicable to the trust relating to Section 102 Awards shall be set forth in an agreement signed by the Company and the Trustee (the “Trust Agreement”).
3.2.    Notwithstanding anything to the contrary in the Plan, Shares issued upon exercise of an Approved 102 Award by an Israeli Participant shall be registered in the name of the Trustee for the benefit of such Israeli Participant for no less than such period of time as required by Section 102 (the “Holding Period”). In case the requirements for Approved 102 Awards are not met, then the Approved 102 Awards shall be regarded as Unapproved 102 Awards, all in accordance with the provisions of Section 102.
3.3.    The Trustee shall not release any Shares issued upon the valid exercise of Approved 102 Awards to an Israeli Participant prior to the full payment of such Israeli Participant’s tax liabilities, if any, arising from Approved 102 Awards which were granted to such Israeli Participant and/or any Shares issued upon exercise of such Options.

3.4.    With respect to any Approved 102 Award, subject to the provisions of Section 102, an Israeli Participant shall not sell or release from trust any Shares received upon the exercise of an Approved 102 Award until the lapse of the Holding Period required under Section 102. Notwithstanding the foregoing sentence, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne solely by the Israeli Participant. Subject to the immediately preceding sentence, the Trustee may, pursuant to a written or electronic request from the applicable Israeli Participant, release and transfer such Share from trust to such Israeli Participant, provided that both of the following conditions have been fulfilled prior to such release or transfer: (i) payment has been made to the ITA of all taxes required to be paid upon the release and transfer of the Share, and confirmation of such payment has been received by the Trustee and (ii) the Trustee has confirmed with the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s constating documents, the Plan, the Israeli Option Certificate and any applicable law.
3.5.    Upon receipt of any Approved 102 Award, if requested to do so by the Company, any of the Company’s Israeli Affiliates or the Trustee, the relevant Israeli Participant will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in accordance with the Plan or any Shares granted to such Israeli Participant thereunder.
3.6.    The Trustee shall have the right to withhold taxes as further described in this Schedule B.
3.7.    In the case of 102 Awards, the Trustee shall have no rights as a shareholder of the Company in respect of Shares issuable on the exercise of rights to acquire Shares under any Option until the issuance to the Trustee of such Shares for the Israeli Participant’s benefit, and the Israeli Participant shall have no rights as a shareholder of the Company in respect of the Shares issuable on the exercise of rights to acquire Shares under any Option until the date of the release of such Shares from the Trustee to the Israeli Participant and the transfer of record ownership of such Shares to the Israeli Participant.

4.	THE OPTIONS.
Each Israeli Option Certificate shall be subject to Section 102 or Section 3(i) of the Ordinance, as applicable, and shall state, inter alia, the type of Option granted thereunder (whether a CGA, OIA, Unapproved 102 Award or a 3(i) Option), and, in accordance with the Plan, any applicable vesting provisions and exercise price that may be payable.

5.	FAIR MARKET VALUE.
Solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant of any CGA, the Shares are listed on any established Share exchange or a national market system or if the Shares will be registered for trading within ninety
(90) days following the date of grant of the CGAs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

6.	EXERCISE OF OPTIONS.
Without derogating the provision of the Plan, Options shall be exercised by the relevant Israeli Participant by giving a written or electronic notice to the Company and/or to any third party designated by the Company (the “Representative”), in such form and method as may be determined by the Company (and to the extent applicable, in accordance with the requirements of Section 102), which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the cash payment of the exercise price for the number of Shares with respect to which the Option is being exercised in accordance with the terms and conditions of the Plan, at the Company’s or the Representative’s principal office. The exercise price for Approved 102 Awards shall be paid by certified cheque or bank draft payable to the Company or wire transfer to an account specified by the Company, unless an advance approval granted from the ITA, as required, for an alternative method of payment is first obtained.
7.    INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S PERMIT.
7.1.    With regards to Approved 102 Awards only, the provisions of the Plan and/or the Israeli Option Certificate shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit and/or any pre-rulings obtained by the ITA, and the said provisions, permit and/or pre-rulings shall be deemed an integral part of the Plan and of the Israeli Option Certificate.
7.2.    Any provision of Section 102 and/or the said permit and/or pre-rulings which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Israeli Option Certificate, shall be considered binding upon the Company and the Israeli Participant.

8.	TAX CONSEQUENCES.
8.1.    Any tax consequences arising from the grant, exercise or vesting of any Option from the payment for Shares covered thereby or from any other event or act (of the Company, any of its Israeli Affiliates, the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant. The Company, any of its Israeli Affiliates and/or the Trustee, as applicable, shall withhold Israeli taxes according to the requirements under applicable law, including withholding taxes at source. Furthermore, each Israeli Participant hereby agrees to indemnify the Company, its Israeli Affiliates and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty or indexation thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Israeli Participant.
8.2.    The Company and/or, when applicable, the Trustee shall not be required to release any Share certificate to an Israeli Participant until all required payments have been fully made.
8.3.    With respect to Unapproved 102 Award, if the Israeli Participant ceases to be employed by the Company or any of its Israeli Affiliates, the Israeli Participant shall extend to the Company and any of its Israeli Affiliates, as applicable, a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.
8.4.    Each Israeli Participant agrees to, and undertakes to comply with, any ruling, settlement, closing agreement or other similar agreement or arrangement with any tax authority which is approved by the Company.

9.	ISRAELI PARTICIPANT'S UNDERTAKINGS.
9.1.    Each Israeli Participant (a) agrees and acknowledges that he or she have received and read the Plan, the Israeli Option Certificate and Trust Agreement; (b) undertakes to comply with all the provisions set forth in Section 102 (including provisions regarding the applicable tax track that the Company has selected) or Section 3(i), as applicable, the Plan, the Israeli Option Certificate, the Trust Agreement and applicable law; and (c) with respect to Options granted under Section 102, the Israeli Participant undertakes to comply with and be subject to the provisions of Section 102 and not to sell or release the Shares from trust before the end of the Holding Period.
9.2.    Each Israeli Participant agrees to execute any and all documents that the Company, any of its Israeli Affiliates and/or the Trustee may reasonably determine to be necessary in order to comply with the Ordinance, ruling or guidelines and rules issued by the ITA.

10.	DEFINITIONS.
Any capitalized terms not specifically defined in this Schedule B shall be construed according to the interpretation given to them in the Plan. As used in this Schedule B, any Israeli Option Certificate and any Israeli Exercise Notice, the following terms will have the following meanings:
10.1.    “Approved 102 Award” means an Option granted pursuant to Section 102(b) of the Ordinance.
10.2.    “Capital Gain Award” or “(CGA)” means an Approved 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) and 102(b)(3) of the Ordinance.
10.3.    “Controlling Stockholder” shall have the meaning ascribed to it in Section 102 of the Ordinance.
10.4.    “Employee” means an Israeli Participant who is employed by the Israeli Subsidiary or its Israeli Affiliates, including an individual who is providing services and serving as an “office holder” as defined in the Israeli Companies Law, 1999, as amended from time to time, but excluding any Controlling Shareholder.
10.5.    “Israeli Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.
10.6.    “Israeli Participant” means any Participant that is a resident of the State of Israel or who is deemed to be a resident of the State of Israel for Israeli tax purposes.

10.7.	“ITA” means the Israeli Tax Authority.
10.8.    “Ordinary Income Award” or “OIA” means an Approved 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

10.9.	“102 Award” means an Option granted to Employees pursuant to Section
102 of the Ordinance and any other rulings, procedures and clarifications promulgated thereunder or issued by the ITA.
10.10.    “3(i) Option” means an Option intended to be granted under Section 3(i) of the Ordinance to any person who is a Non-Employee.
10.11.    “Israeli Exercise Notice” means an exercise notice provided by an Israeli Participant in respect of Option granted to such Israeli Participant, a form of which is attached as Appendix B to this Schedule B.
10.12.    “Israeli Option Certificate” means a written agreement entered into and signed by the Company and an Israeli Participant that sets out the terms and conditions of an Award in accordance to Section 102 or in accordance to Section 3(i), a form of which is attached as Appendix A to this Schedule B.
10.13.    “Israeli Subsidiary” means any of Cronos Israel G.S. Cultivation Ltd., Cronos Israel G.S. Manufacturing Ltd., Cronos Israel G.S. Pharmacy Ltd., or Cronos Israel G.S. Store Ltd.

10.14.	“Non-Employee” means an Israeli Participant other than an Employee.
10.15.    “Ordinance” means the Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended and any regulations promulgated hereunder.
10.16.    “Section 102” means section 102 of the Ordinance, the Income Tax Rules (Tax Relief for Issuance of Shares to Employees), 2003, and any other rules, regulations, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

10.17.    “Trustee” means any person appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.
10.18.    “Unapproved 102 Award” means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

APPENDIX A TO SCHEDULE B
CRONOS GROUP INC.
STOCK OPTION PLAN ISRAELI OPTION CERTIFICATE
(Applicable to: 102 Approved Options)
This Israeli Option Certificate is delivered pursuant to the provisions of the Cronos Group Inc. (the “Company”) Amended And Restated Stock Option Plan (, the “Plan”) and certifies that the optionee mentioned below (the “Participant”) has been granted Options (as defined in the Plan) to purchase common shares (the “Shares”) in the capital of the Company, in accordance with and subject to the following terms and conditions and the terms and conditions set out in the Plan:

Participant:
Grant Date:	[•]
Number of Options:	[•]
Tax Status of Option	[Capital Gain Award; Section 102]
Exercise Price:	$[•]/Share
Vesting Schedule:	[Vesting in 16 quarterly installments, but subject to the Plan].
Expiry:	[5 years], unless terminated or expired earlier in accordance with the Plan.
The Participant may exercise these Options to the extent vested in accordance with this Israeli Option Certificate and the Plan by delivering to the Company an Exercise Notice (attached as Appendix “B” to Schedule B of the Plan) accompanied by this Israeli Option Certificate and, where the Participant elects to exercise the Options, a certified cheque or bank draft payable to the Company or wire transfer to an account specified by the Company, in an amount equal to the aggregate Exercise Price or in such other manner as may be permitted by the board of directors of the Company pursuant to the Plan. If only part of these Options are being exercised, the Company shall amend this Israeli Option Certificate to indicate the number of Options exercised and the amended Israeli Option Certificate shall then be returned to the Participant.
This Israeli Option Certificate, as well as the Options represented thereby, shall not be transferrable except in accordance with the Plan. This Israeli Option Certificate is only delivered for convenience and in the event of a dispute with respect thereto, the provisions of the Plan and the records of the Company shall be determinative and binding on the Participant.
This Israeli Option Certificate is subject to the terms and conditions of the Plan, the Trust Agreement (as defined below), Section 102 and any tax rulings the Company shall obtain from the ITA.
Shares issuable upon the exercise of the Option granted to the Participant under this Israeli Option Certificate will be held by the Trustee pursuant to the Trust Agreement. The Trustee will hold the Shares issued upon exercise of the Option in accordance with the Trust Agreement, the Plan, Section 102 and any applicable law, and withhold any tax due (including Israeli National Insurance and Health Tax if applicable) in accordance with the terms and conditions of Section 102 and any applicable law. The Participant shall indemnify the Company and/or its shareholders and/or its officers and directors, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to withholding tax. Any share certificate issued upon exercise of the Options shall be held and registered on the name of the Trustee for the benefit of the Participant.
Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Plan.
Dated in__________on__________, 2019.

CRONOS GROUP INC.

By:_______________________________________
Authorized signatory

By signing where indicated below, the Participant acknowledges and confirms that:

1.	his or her participation under the Plan is voluntary;

2.
he or she has received a copy of the Plan which was applicable at the time of this grant of Options and that no amendment to the Plan thereafter shall affect any right granted to him or her in respect of the Options, except if such amendment is approved by the Participant, or does not materially adversely affect the Participant’s rights or is required in order to comply with changes to any relevant law or regulation applicable with respect to the Plan, the Options or the Shares; and

3.
after having an adequate opportunity to review the above terms, including the Plan and the Trust Agreement and seek advice of legal counsel, he or she agrees to and accepts all of the terms and conditions of this Israeli Option Certificate, the Plan and the Trust Agreement, and he or she hereby further declares and acknowledges, by his or her signature below, that: (i) he or she fully understands Section 102, the Rules and regulations promulgated thereunder apply to the Option specified in this Israeli Option Certificate, (ii) he or she understands the provisions of Section 102, the tax track chosen and the implications thereof, and (iii) the Option shall also be subject to the terms of the Plan, the option Certificate, the Trust Agreement and applicable law; and

4.	he or she has read and understands the Plan and accepts to be bound by the provisions thereof and the terms and conditions of this Israeli Option Certificate.

5.
Signed in ___________, on_____________, 20 .

__________________________________________
                            Participant Name:

CRONOS GROUP INC.

STOCK OPTION PLAN ISRAELI OPTION CERTIFICATE
(Applicable to: 3(i) Options)
This Israeli Option Certificate is delivered pursuant to the provisions of the Cronos Group Inc. (the “Company”) Amended And Restated Stock Option Plan (, the “Plan”) and certifies that the optionee mentioned below (the “Participant”) has been granted Options (as defined in the Plan) to purchase common shares (the “Shares”) in the capital of the Company, in accordance with and subject to the following terms and conditions and the terms and conditions set out in the Plan:

Participant:	[]
Grant Date:	[]
Number of Options:	[]
Tax Status of Option	[3(i) Options]
Exercise Price:	$[]/Share
Vesting Schedule:	[Vesting in 16 quarterly installments, but subject to the Plan].
Expiry:	[5 years], unless terminated or expired earlier in accordance with the Plan.
The Participant may exercise these Options to the extent vested in accordance with this Israeli Option Certificate and the Plan by delivering to the Company an Exercise Notice (attached as Appendix “B” to Schedule B of the Plan) accompanied by this Israeli Option Certificate and, where the Participant elects to exercise the Options, a certified cheque or bank draft payable to the Company or wire transfer to an account specified by the Company, in an amount equal to the aggregate Exercise Price or in such other manner as may be permitted by the board of directors of the Company pursuant to the Plan. If only part of these Options are being exercised, the Company shall amend this Israeli Option Certificate to indicate the number of Options exercised and the amended Israeli Option Certificate shall then be returned to the Participant.
This Israeli Option Certificate, as well as the Options represented thereby, shall not be transferrable except in accordance with the Plan. This Israeli Option Certificate is only delivered for convenience and in the event of a dispute with respect thereto, the provisions of the Plan and the records of the Company shall be determinative and binding on the Participant.
This Israeli Option Certificate is subject to the terms and conditions of the Plan, Section 3(i) and any tax rulings the Company shall obtain from the ITA.
The Company and/or Israeli Affiliate and/or Israeli Subsidiary can withhold any tax due (including Israeli National Insurance and Health Tax if applicable) in accordance with the terms and conditions of Section 3(i) and any applicable law. The Israeli Participant shall indemnify the Company and/or its shareholders and/or its officers, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to withholding tax.
Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Plan.
Dated in_____________on_____________, 2019.

CRONOS GROUP INC.

By:______________________________________
Authorized signatory

By signing where indicated below, the Israeli Participant acknowledges and confirms that:

1.	his or her participation as a beneficiary of Options granted under the Plan is voluntary;

2.	he or she has received a copy of the Plan which was applicable at the time of this grant of Options and that no amendment to the Plan thereafter shall affect any right granted in respect of the Options, except if such amendment is approved by the Participant, or does not materially adversely affect the Participant’s rights (as trustee for his or her benefit) or is required in order to comply with changes to any relevant law or regulation applicable with respect to the Plan, the Options or the Shares; and

3.
after having an adequate opportunity to review the above terms, including the Plan and seek advice of legal counsel, he or she agrees to and accepts all of the terms and conditions of this Israeli Option Certificate and the Plan, and he or she hereby further declares and acknowledges, by his or her signature below, that: (i) he or she fully understands that Section 3(i) apply to the Option specified in this Israeli Option Certificate, (ii) he or she understands the provisions of Section 3(i), the tax track chosen and the implications thereof, and (iii) the Option shall also be subject to the terms of the Plan, the option Certificate and applicable law; and

4.	he or she has read and understands the Plan and accepts to be bound by the provisions thereof and the terms and conditions of this Israeli Option Certificate.

Signed in _______________,on_______________, 20.

___________________________________________
Participant Name:

APPENDIX B TO SCHEDULE B

CRONOS GROUP INC.
STOCK OPTION PLAN EXERCISE NOTICE FOR ISRAELI PARTICIPANTS
TO: CRONOS GROUP INC. (the “Company”)
Pursuant to the to the provisions of the Company’s Amended And Restated Stock Option Plan , the “Plan”) the undersigned Participant hereby gives an irrevocable notice of the exercise of the options (the “Options”) evidenced by the Israeli Option Certificate dated (the “Option Certificate”):

□ Cash Exercise of Options
purchase shares in the capital of the Company that are issuable pursuant to the Options (the “Option Shares”) and hereby (circle one): (a) subscribes for all of the Option Shares; or (b)subscribes for     number of Option Shares.
The Exercise Price per Option is __________and the aggregate Exercise Price for all of the Options being exercised is ________(the “Aggregate Exercise Price”).
Payment: With this notice, the undersigned is delivering the Aggregate Exercise Price by certified cheque or bank draft payable to Cronos Group Inc. or wire transfer to an account specified by the Company.

DELIVERY:
The undersigned requests that the Company registers and delivers (pick one):

□ Certificated Shares (paper certificate)
Lost paper certificates may be subject to a replacement fee, levied by the transfer agent, equal to 3% of the market value of the aggregate shares represented by the certificate at the time the loss is reported, or other fee then in force under the transfer agent’s policies. In accordance with Section 102 the shares shall be registered on the name of the Trustee for the benefit of the undersigned and be deposited and/or controlled by the Trustee all in accordance with Section 102.

OR
□Direct Registration Statement (electronically registered). In accordance with Section 102 the shares shall be registered on the name of the Trustee for the benefit of the undersigned and be deposited and/or controlled by the Trustee all in accordance with Section 102.

to the address below:

Registration Name and Address:	Mailing Address (if different):
[Trustee name for the benefit of the undersigned]	N/A
With the Trustee Address in Israel.

The undersigned Participant understands that the Option is subject to Section 102, the tax track chosen and the implications thereof and that the Option shall also be subject to the terms of the Trust Agreement. Any shares issued upon exercise of the Option shall be held and registered in the Trustee’s name for my benefit and be subject to the rules of Section 102, the Plan, the Option Certificate, the Trust Agreement and applicable law.
The undersigned Participant further understands that the Trustee is receiving the Shares, for the benefit of the undersigned, pursuant to the terms of the Plan, the Israeli Option Certificate and Trust Agreement, copies of which the undersigned have received and carefully read and understand.

Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Plan.

Dated:__________________________

_______________________________
(Signature of the Participant)

_______________________________
(Name of the Participant - in block letters)